DECEMBER 23, 1998




EXETER FUND, INC.
1100 CHASE SQUARE
ROCHESTER, NEW YORK  14604

LADIES AND GENTLEMEN:

            WE HAVE ACTED AS COUNSEL TO YOU IN CONNECTION WITH THE PREPARATION OF POST-EFFECTIVE AMENDMENT NO. 31 TO THE REGISTRATION STATEMENT ON FORM N-1A (FILE NOS. 2-92633 AND 811-04087) OF EXTER FUND, INC. (THE "FUND") UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940 (HEREINAFTER, THE "REGISTRATION STATEMENT"). THE FUND IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE INVESTMENT COMPANY ACT OF 1940.

                HAVING REVIEWED THE ARTICLES OF INCORPORATION, THE ARTICLES OF AMENDMENT AND ARTICLES SUPPLEMENTARY THERETO, AND THE BY-LAWS AND AMENDMENTS THERETO, OF THE FUND AND SUCH OTHER DOCUMENTS AS WE HAVE DETERMINED NECESSARY, AND HAVING ASSISTED IN THE PREPARATION OF THE REGISTRATION STATEMENT RELATING TO THE OFFERING OF THE SHARES OF ITS COMMON STOCK, AND HAVING ASSISTED IN THE PREPARATION OF OTHER RELATED DOCUMENTS, WE ARE OF THE OPINION THAT:

            1. THE FUND IS A MARYLAND CORPORATION VALIDLY ORGANIZED AND IN GOOD STANDING UNDER THE LAWS OF THAT STATE, AUTHORIZED TO ISSUE UP TO ONE BILLION (1,000,000,000) SHARES OF ITS COMMON STOCK, PAR VALUE $.01 PER SHARE AND OF THE AGGREGATE PAR VALUE OF TEN MILLION DOLLARS ($10,000,000), DESIGNATED AND CLASSIFIED AS FOLLOWS:




TYPE OF SHARES                         NUMBER
SMALL CAP SERIES CLASS A               37,500,000 SHARES
SMALL CAP SERIES CLASS B                2,500,000 SHARES
SMALL CAP SERIES CLASS C                5,000,000 SHARES
SMALL CAP SERIES CLASS D                2,500,000 SHARES
SMALL CAP SERIES CLASS E                2,500,000 SHARES
MAXIMUM HORIZON SERIES CLASS A         75,000,000 SHARES
MAXIMUM HORIZON SERIES CLASS B          5,000,000 SHARES
MAXIMUM HORIZON SERIES CLASS C         10,000,000 SHARES
MAXIMUM HORIZON SERIES CLASS D          5,000,000 SHARES
MAXIMUM HORIZON SERIES CLASS E         5, 000,000 SHARES
ENERGY SERIES CLASS A                  20,000,000 SHARES
TECHNOLOGY SERIES CLASS A              50,000,000 SHARES
DEFENSIVE SERIES CLASS A               37,500,000 SHARES
DEFENSIVE SERIES CLASS B                2,500,000 SHARES
DEFENSIVE SERIES CLASS C                5,000,000 SHARES
DEFENSIVE SERIES CLASS D                2,500,000 SHARES
DEFENSIVE SERIES CLASS E                2,500,000 SHARES
FINANCIAL SERVICES SERIES CLASS A      20,000,000 SHARES
INTERNATIONAL SERIES CLASS A           50,000,000 SHARES
TAX MANAGED SERIES CLASS A             37,500,000 SHARES
TAX MANAGED SERIES CLASS B              2,500,000 SHARES
TAX MANAGED SERIES CLASS C              5,000,000 SHARES
TAX MANAGED SERIES CLASS D              2,500,000 SHARES
TAX MANAGED SERIES CLASS E              2,500,000 SHARES
LIFE SCIENCES SERIES CLASS A           50,000,000 SHARES
GLOBAL FIXED INCOME SERIES CLASS A     50,000,000 SHARES
BLENDED ASSET SERIES I CLASS A         37,500,000 SHARES
BLENDED ASSET SERIES I CLASS B          2,500,000 SHARES
BLENDED ASSET SERIES I CLASS C          5,000,000 SHARES
BLENDED ASSET SERIES I CLASS D          2,500,000 SHARES
BLENDED ASSET SERIES I CLASS E          2,500,000 SHARES
BLENDED ASSET SERIES II CLASS A        37,500,000 SHARES
BLENDED ASSET SERIES II CLASS B         2,500,000 SHARES
BLENDED ASSET SERIES II CLASS C         5,000,000 SHARES
BLENDED ASSET SERIES II CLASS D         2,500,000 SHARES
BLENDED ASSET SERIES II CLASS E         2,500,000 SHARES
FLEXIBLE YIELD SERIES I CLASS A        37,500,000 SHARES
FLEXIBLE YIELD SERIES I CLASS B         2,500,000 SHARES
FLEXIBLE YIELD SERIES I CLASS C         5,000,000 SHARES
FLEXIBLE YIELD SERIES I CLASS D         2,500,000 SHARES
FLEXIBLE YIELD SERIES I CLASS E         2,500,000 SHARES
FLEXIBLE YIELD SERIES II CLASS A       37,500,000 SHARES
FLEXIBLE YIELD SERIES II CLASS B        2,500,000 SHARES
FLEXIBLE YIELD SERIES II CLASS C        5,000,000 SHARES
FLEXIBLE YIELD SERIES II CLASS D        2,500,000 SHARES
FLEXIBLE YIELD SERIES II CLASS E        2,500,000 SHARES
FLEXIBLE YIELD SERIES III CLASS A      37,500,000 SHARES
FLEXIBLE YIELD SERIES III CLASS B       2,500,000 SHARES
FLEXIBLE YIELD SERIES III CLASS C       5,000,000 SHARES
FLEXIBLE YIELD SERIES III CLASS D       2,500,000 SHARES
FLEXIBLE YIELD SERIES III CLASS E       2,500,000 SHARES
NEW YORK TAX EXEMPT SERIES CLASS A     50,000,000 SHARES
OHIO TAX EXEMPT SERIES CLASS A         50,000,000 SHARES
DIVERSIFIED TAX EXEMPT SERIES CLASS A  50,000,000 SHARES
WORLD OPPORTUNITIES SERIES CLASS A     37,500,000 SHARES
WORLD OPPORTUNITIES SERIES CLASS B      2,500,000 SHARES
WORLD OPPORTUNITIES SERIES CLASS C      5,000,000 SHARES
WORLD OPPORTUNITIES SERIES CLASS D      2,500,000 SHARES
WORLD OPPORTUNITIES SERIES CLASS E      2,500,000 SHARES
UNCLASSIFIED                           60,000,000 SHARES
-------------------------------------  -----------------

              2. UPON EFFECTIVENESS OF THE REGISTRATION STATEMENT, YOU, IN JURISDICTIONS WHERE THE SHARES ARE QUALIFIED FOR SALE, ARE AUTHORIZED TO MAKE A PUBLIC OFFERING OF SHARES PURSUANT TO THE TERMS OF THE OFFERING AS DESCRIBED IN THE PROSPECTUS FILED AS PART OF THE REGISTRATION STATEMENT, AND THE SHARES, WHEN ISSUED UPON RECEIPT OF PAYMENT THEREFORE AS DESCRIBED IN THE PROSPECTUS, WILL BE VALIDLY ISSUED, FULLY PAID AND NON-ASSESSABLE BY THE FUND.

            WE HAVE NOT REVIEWED THE SECURITIES LAWS OF ANY STATE OR TERRITORY IN CONNECTION WITH THE PROPOSED OFFERING OF SHARES AND WE EXPRESS NO OPINION AS TO THE LEGALITY OF ANY OFFER OF SALE OF SHARES UNDER ANY SUCH STATE OR TERRITORIAL SECURITIES LAWS.

              THIS OPINION IS INTENDED ONLY FOR YOU USE IN CONNECTION WITH THE OFFERING OF SHARES AND MAY NOT BE RELIED UPON BY ANY OTHER PERSON.
           WE HEREBY CONSENT TO THE INCLUSION OF THIS OPINION AS AN EXHIBIT TO THE REGISTRATION STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              VERY TRULY YOURS,



                              MORGAN, LEWIS & BOCKIUS LLP